Exhibit 10.5

*** Information has been omitted pursuant to a request for confidential treatment which has been filed separately with the Securities and Exchange Commission.

SUBLEASE

THIS SUBLEASE (“Sublease”) is entered into as of January 24, 2007, by and between SEAGATE TECHNOLOGY (US) HOLDINGS, INC., a Delaware corporation (“Sublandlord”) and SOLYNDRA, INC., a Delaware corporation (“Subtenant”), with reference to the following facts:

A. Pursuant to that certain Lease dated as of September 16, 2003 (as amended from time to time, the “Original Master Lease”), GLOBAL KATO HG, LLC (“Landlord”), leased to Sublandlord (successor in interest to Maxtor Corporation by Assignment and Assumption of Lease and Landlord Consent dated as of December 1, 2006), as Tenant, certain space (the “Original Master Lease Premises”) consisting of 183,050 rentable square feet in two (2) separate Buildings located at 47700 Kato Road and 1055 Page Avenue in the city of Fremont, California (the “Buildings”).

B. Subtenant wishes to sublease from Sublandlord, and Sublandlord wishes to sublease to Subtenant, the Original Master Lease Premises containing approximately 183,050 rentable square feet comprised of (i) approximately 124,010 rentable square feet of space in the Building at 47700 Kato Road and more particularly identified and described on the floor plan attached hereto as Exhibit A-1 (the “Kato Space”), and (ii) approximately 59,040 rentable square feet of space located in the Building at 1055 Page Avenue more particularly identified and described on the floor plan attached hereto as Exhibit A-2 (the “Page Space”) (the Kato Space and the Page Space, together with parking areas, driveways and landscaped areas appurtenant thereto being collectively referred to herein as the “Subleased Premises”), which such square footage is set forth in Section 1.2 of the Original Master Lease.

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged by the parties, Sublandlord and Subtenant hereby agree as follows:

1. Sublease. Sublandlord hereby subleases to Subtenant and Subtenant hereby subleases from Sublandlord for the term, at the rental, and upon all of the conditions set forth herein, the Subleased Premises.

2. Term/Early Access/Commencement Date.

(a) Initial Term. The term of this Sublease (“Term”) shall commence on the date (the “Commencement Date”) that is the later to occur of (x) February 1, 2007 (the “Target Commencement Date”) or (y) the date that Sublandlord delivers possession of the Subleased Premises to Subtenant in the condition required hereunder or (z) the date upon which Sublandlord procures Landlord’s consent to this Sublease pursuant to a consent agreement reasonably acceptable to Subtenant (the “Consent”, and the date upon which Sublandlord procures the Consent being the

“Effective Date”) and end on September 29, 2011 (the “Expiration Date”), unless sooner terminated pursuant to any provision hereof. Upon the determination of the Commencement Date, Sublandlord and Subtenant will enter into a letter agreement substantially in the form of Exhibit B attached hereto. It shall not be deemed unreasonable for Subtenant to withhold its approval of Landlord’s consent if such consent does not include a provision that requires Landlord to recognize Subtenant as the tenant under the Original Master Lease if the Original Master Lease is terminated.

(b) Early Access: Upon execution of the Sublease, subject to obtaining Landlord’s prior consent as required under the Original Master Lease, Subtenant shall be granted access to the Subleased Premises for the purpose of facilitating its planning and the Commencement of improvements by Subtenant at its sole cost. Sublandlord and Subtenant shall cooperate in good faith such that Subtenant’s activities and access in advance of the Commencement Date and Sublandlord’s decommissioning process and programs may be performed without materially interfering with each other. Subtenant shall provide and maintain liability insurance coverage otherwise meeting the requirements of this Sublease with respect to any access. Subtenant shall be responsible for utilities to the Buildings and other costs resulting from Subtenant’s use of or access to the Subleased Premises prior to the Commencement Date, but Subtenant shall not be required to pay Base Rent or Additional Rent until the Commencement Date set forth in Section 3.1.

(c) Delay in Commencement Date. Sublandlord shall use commercially reasonable efforts to deliver the Subleased Premises to Subtenant in the condition required herein by the Target Commencement Date. Notwithstanding the Target Commencement Date, if for any reason Sublandlord cannot deliver possession of the Subleased Premises to Subtenant by the Target Commencement Date (despite Sublandlord’s commercially reasonable efforts), Sublandlord shall not be subject to any liability therefor, nor shall such failure affect the validity of this Sublease or the obligations of Subtenant hereunder or extend the term hereof, but in such case Subtenant shall not be obligated to pay rent until the later of the Effective Date or the date that possession of the Subleased Premises is tendered to Subtenant in the condition required herein; provided, however, that if Sublandlord shall not have delivered possession of the Subleased Premises in the condition required herein and obtained Landlord’s consent to this Sublease in a form acceptable to Subtenant on or before April 1, 2007 (subject to delays beyond Sublandlord’s reasonable control, which Subtenant specifically acknowledges includes Landlord’s refusal, failure or delay to deliver the Consent), Rent shall abate one (1) day for each day Sublandlord does not so deliver possession of the Subleased Premises to Subtenant by such date, such abatement to commence on the date that Rent becomes payable under this Sublease; and further provided that if Sublandlord shall not have delivered possession of the Subleased Premises in the condition required herein and obtained Landlord’s consent to this Sublease in a form acceptable to Subtenant on or prior to [***], Subtenant may, at Subtenant’s option, by notice in writing to Sublandlord cancel this Sublease, in which event the parties shall be discharged from all obligations thereunder. If this Sublease is canceled as herein provided, Sublandlord shall promptly return any monies previously deposited by Subtenant and Subtenant shall promptly restore the Subleased Premises to the condition existing prior to any alterations or improvements made by Subtenant pursuant to Section 2(b) hereof.

*** Information has been omitted pursuant to a request for confidential treatment which has been filed separately with the Securities and Exchange Commission.

3. Rent.

3.1 Rent Payments. From and after the Commencement Date, Subtenant shall pay to Sublandlord as base rent for the Subleased Premises during the Term (“Base Rent”) the following:

Months Following Commencement Date	Monthly Base Rent Per Rentable Square Foot	Monthly Base Net Rent
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

*	If the Commencement Date is a date other than the first (1st) day of a calendar month, then the “first” month following the Commencement Date shall be the first full month after the month in which the Commencement Date occurs; provided, however, that on the [***] anniversary of the Commencement Date, Subtenant shall pay Base Rent for the remainder of such partial month prorated on the basis of the actual number of days in such month, at a rate of [***] per month. For example, if the Commencement Date is February 15, 2007, for the purposes of this schedule, the first “month” following the Commencement Date will be March, 2007, and thus [***] in the above-referenced chart would expire as of [***] but Subtenant would pay for the remainder of the partial month of [***], Base Rent in the amount of [***].
**	& *** In the event Sublandlord is able to achieve complete waiver of its restoration obligations under the Original Master Lease with Global Kato HG, LLC dated September 16, 2003 as set forth in Landlord’s consent to this Sublease or otherwise, an amount equal to the sum of the Base Rent for months [***], and months [***] of the Term shall be paid to Subtenant by Sublandlord within fifteen (15) days of the expiration of this Sublease. Should such complete waiver be obtained earlier than the expiration of this Sublease, the payment of such sum or the abatement of the above-specified Base Rent shall be made or applied, as appropriate, within the later of fifteen (15) days after such waiver or the first day of the applicable months for which abatement is to apply.

Base Rent shall be paid on or before the first day of each month commencing on the Commencement Date, except that Subtenant shall pay the [***]’s Base Rent to Sublandlord upon execution of this Sublease and delivery of this Sublease to Sublandlord; said pre-paid Base Rent will be applied towards Base Rent payable for the [***] full calendar month of the Term. If the Term does not begin on the first day of a calendar month, the Base Rent and Additional Rent (hereinafter defined) for any partial month (or as to Base Rent, any partial month following the [***] anniversary of the Commencement Date) shall be prorated by multiplying the monthly Base Rent and Additional Rent

*** Information has been omitted pursuant to a request for confidential treatment which has been filed separately with the Securities and Exchange Commission.

by a fraction, the numerator of which is the number of days of the partial month included in the Term and the denominator of which is the total number of days in the full calendar month. All Rent (hereinafter defined) shall be payable in lawful money of the United States, by regular bank check of Subtenant, to Sublandlord at the following address:

900 Disc Drive

Mailstop SV02/P11

Scotts Valley, California 95066

Attn: Corporate Real Estate Manager

or to such other persons or at such other places in the United States as Sublandlord may designate in writing, or by electronic transfer to the account identified by Sublandlord, without demand, deduction or setoff of any kind except as expressly permitted herein.

4. Operating Costs and Real Property Taxes. In addition to the Monthly Base Rent to be paid by Subtenant to Sublandlord as described above, Subtenant shall pay to Sublandlord as additional rent hereunder (the “Additional Rent”) Subtenant’s Share (as defined below) of Total Operating Costs (as defined below) and Total Taxes (as defined below), commencing on the Sublease Commencement Date and continuing thereafter on the first day of each calendar month throughout the Sublease Term.

(a) Definitions. For purposes of this Sublease and in addition to the terms defined elsewhere in this Sublease, the following terms shall have the meanings set forth below:

(i) “Additional Rent” shall mean the sums payable pursuant to Section 4(b) below.

(ii) “Total Operating Costs & Total Taxes” shall mean Operating Expenses (as described in Article 4.3 of the Original Master Lease) and Real Property Taxes (as defined in Article 10 of the Original Master Lease) charged by Landlord to Sublandlord pursuant to the Original Master Lease and Taxes levied upon the Subleased Premises, and shall also include any costs and expenses incurred by Sublandlord for services relating to the operation, maintenance and repair of the Subleased Premises which is to be undertaken by Subtenant under this Sublease.

(iii) “Rent” shall mean, collectively, Base Rent, Additional Rent, and all other sums payable by Subtenant to Sublandlord under this Sublease, whether or not expressly designated as “rent”, all of which are deemed and designated as rent pursuant to the terms of this Sublease.

(iv) “Subtenant’s Share” shall equal 100%. Such will include all items applicable to and for the benefit of the Subleased Premises that would otherwise be included in Operating Expenses and Real Property Taxes as defined and described under the Original Master Lease or this Sublease if Subtenant was the sole tenant under the Original Master Lease and if such items were not separately paid for by, metered to, or directly billed to Subtenant, (collectively, the “Building Costs” and “Building Taxes”). Building Costs together with Operating Costs under the Original Master Lease shall hereinafter be collectively referred to as the “Total Operating Costs,” and Building Taxes together with Real Property Taxes under the Original Master Lease shall hereinafter be collectively referred to as “Total Taxes.” Total Operating Costs shall not include any separately metered utilities, maintenance and/or service costs arranged for and/or paid directly by Subtenant, all of which costs Subtenant shall directly pay. Subtenant’s Share has been obtained by dividing the rentable area of the Subleased Premises by the rentable area of the Original Master Lease Premises and multiplying such quotient by 100. In the event Subtenant’s Share is changed during a calendar year by reason of a change in the rentable area of the Subleased Premises or the Original Master Lease Premises (provided that such rentable area may not be changed by remeasurement), Subtenant’s Share shall thereupon be adjusted to equal the result obtained by dividing the rentable area of the Subleased Premises by the rentable area of the Original Master Lease Premises and multiplying such quotient by 100, and Subtenant’s Share shall be determined on the basis of the number of days during such calendar year at each such percentage share.

(b) Payment of Operating Costs. On the later of ten (10) business days after Sublandlord receives year-end statements of Operating Costs from the Landlord, or within one hundred twenty (120) days after the end of each calendar year, Sublandlord shall furnish to Subtenant a copy of Landlord’s statements showing Total Operating Costs for the calendar year just ended. Subtenant shall pay to Sublandlord Subtenant’s Share of Total Operating Costs within thirty (30) calendar days after receipt of the statement. With respect to any partial calendar year during the Term, the payment of Subtenant’s Share of Total Operating Costs shall be prorated to correspond to that portion of such calendar year occurring within the Term. At Sublandlord’s option, Sublandlord shall provide Subtenant on or before the Commencement Date, and the first day of each calendar year commencing after the Commencement Date, with a reasonable written estimate of the amount of Subtenant’s Share of Total Operating Costs for the following year (or partial year) (which shall be based on estimates provided by Landlord, if any), and Subtenant shall pay with each installment of monthly Base Rent one-twelfth (1/12) of the estimated Total Operating Costs. If Sublandlord elects to charge Subtenant monthly estimates, then within thirty (30) calendar days after Subtenant’s receipt of the year-end statement described above, Subtenant shall pay any deficiency in the actual Total Operating Costs for the prior calendar year. If Subtenant has made an overpayment, Sublandlord shall credit such overpayment against the next payments of Total Operating Costs (estimated or actual) payable by Subtenant hereunder or, as to overpayments allocable to the last year of the Term, refund Subtenant such amounts within the later of thirty (30) days after the end of the Term or upon delivery of Landlord’s statements relating thereto. Notwithstanding anything to the contrary herein, Subtenant shall only be responsible for payment of the property management fee referenced in Section 4.3 of the Original Master Lease and Sublandlord shall not pass on or charge any other fee for management of the Subleased Premises.

(c) Payment of Taxes. On the later of ten (10) business days after Sublandlord receives year-end statements of Real Property Taxes due from the Landlord, or within one hundred twenty (120) days after the end of each calendar year, Sublandlord shall furnish to Subtenant a copy of Landlord’s statement showing Total Taxes for the calendar year just ended. Subtenant shall pay to Sublandlord Subtenant’s Share of Total Taxes within thirty (30) calendar days after receipt of the statement. With respect to any partial calendar year during the Term, the payment of Subtenant’s Share of Total Taxes shall be prorated to correspond to that portion of such calendar year occurring within the Term. At Sublandlord’s option, Sublandlord shall provide Subtenant on or before the Commencement Date, and the first day of each calendar year commencing after the Commencement Date, with a reasonable written estimate of the amount of Subtenant’s Share of Total Taxes for the following year (or partial year), and Subtenant shall pay with each installment of monthly Base Rent one-twelfth (1/12) of the estimated Total Taxes. If Sublandlord elects to charge Subtenant monthly estimates, then within thirty (30) calendar days after Subtenant’s receipt of the year-end statement described above, Subtenant shall pay any deficiency in the actual Total Taxes for the prior calendar year. If Subtenant has made an overpayment, Sublandlord shall credit such overpayment against the next payments of Total Taxes (estimated or actual) payable by Subtenant hereunder or, as to overpayments allocable to the last year of the Term, refund Subtenant such amounts within the later of thirty (30) days after the end of the Term or upon delivery of Landlord’s statements relating thereto.

(d) Overpayment of Operating Costs and Taxes. In no event shall Subtenant’s obligation to pay Total Operating Costs and Total Taxes hereunder exceed the amount attributable to the Subleased Premises due and payable by Sublandlord under the Original Master Lease or pursuant to this Sublease. Subtenant shall be entitled to the portion of all credits, if any, given by Landlord to Sublandlord for Sublandlord’s overpayment of such costs that are attributable to the Subleased Premises.

(e) Audit Rights. Any audit rights Subtenant may have regarding Sublandlord’s statement of Total Operating Costs and Taxes shall be in accordance with provisions of the Original Master Lease as incorporated herein. Upon request by Subtenant, and so long as Subtenant pays all costs and expenses incurred by Sublandlord in connection with the audit, Sublandlord shall exercise its rights under the Original Master Lease and shall share such information with Subtenant.

5. Security Deposit.

(a) Generally. Concurrently with Subtenant’s execution of this Sublease, Subtenant shall deposit with Sublandlord the sum of $500,000.00 (the “Security Deposit”). The Security Deposit shall be held by Sublandlord as security for the faithful performance by Subtenant of all the provisions of this Sublease to be performed or observed by Subtenant. If Subtenant fails to pay rent or other sums due hereunder beyond any applicable notice and cure period, or otherwise defaults with respect to any provisions of this Sublease and such default continues beyond any applicable notice and cure period, Sublandlord may use, apply or retain all or any portion of the Security Deposit for the payment of any rent or other sum in default, to repair or maintain the Subleased Premises, to perform any other terms, convents or conditions contained in this Sublease, or to compensate Sublandlord for any loss or damage which Sublandlord may suffer thereby. If Sublandlord so uses or applies all or any portion of the Security Deposit, Subtenant shall within fifteen (15) days after demand therefor deposit cash with Sublandlord in an amount sufficient to restore the Security Deposit to the full amount thereof and Subtenant’s failure to do so shall be a material breach of this Sublease. Sublandlord shall not be required to keep the Security Deposit separate from its general accounts. If Subtenant performs all of Subtenant’s obligations hereunder, the Security Deposit, or so much thereof as has not theretofore been applied by Sublandlord, shall be returned, without interest, to Subtenant (or, at Sublandlord’s option, to the last assignee, if any, of Subtenant’s interest hereunder) immediately following the expiration of the Term, and after Subtenant has vacated the Subleased Premises. No trust relationship is created herein between Sublandlord and Subtenant with respect to the Security Deposit.

(b) Reduction. Notwithstanding the provisions of Section 5(a) above to the contrary, if, as of the date of expiration of the thirty sixth (36th) full calendar month of the Term, the Reduction Conditions (defined below) apply, upon written request by Subtenant, Sublandlord shall return to Subtenant a portion of the Security Deposit equal to One Hundred Thousand Dollars ($100,000.00). As used herein, the “Reduction Conditions” shall mean that (i) Subtenant is not then in default of its obligations to pay Rent under this Sublease and (ii) Subtenant has not previously been in, default of its obligations to pay Rent under this Sublease, in either case beyond a period of five (5) days after Sublandlord has given notice to Subtenant of such failure to pay rent in the first instance in any consecutive 12-month period (but no such notice shall be required for any additional failures to timely pay Rent in any 12 month period following such first notice).

6. Use and Occupancy.

6.1 Use. The Subleased Premises shall be used and occupied only for general office, research and development, manufacture, warehouse and distribution of electronic and solar related technology products and for all other uses permitted under the Original Master Lease, and for no other use or purpose, all subject to the terms and conditions found in Article 6 of the Original Master Lease.

6.2 Compliance with Original Master Lease. Subtenant agrees that it will occupy the Subleased Premises in accordance with the terms of the Original Master Lease and hereby assumes all of the obligations of Sublandlord as Lessee under the Original Master Lease (as between Sublandlord and Subtenant, to the extent not inconsistent with the terms of this Sublease) and each party agrees that it will not do or omit to do any act which may result in a violation of or a default under any of the terms and conditions of the Original Master Lease or render Sublandlord or Subtenant liable for any damage, charge or expense thereunder. Except as otherwise expressly provided herein, Sublandlord shall perform its covenants and obligations under the Original Master Lease which do not require for their performance possession of the Subleased Premises and which are not otherwise to be performed hereunder by Subtenant on behalf of Sublandlord. Each party further covenants and agrees to protect, save defend, and indemnify the other party against and hold the other harmless from any claim, demand, action, proceeding, suit, liability, loss, judgment, expense (including attorneys fees) and damages of any kind or nature whatsoever arising out of, by reason of, or resulting from, such party’s failure to perform or observe any of the terms and conditions of the Original Master Lease or this Sublease, as applicable. Any other provision in this

Sublease to the contrary notwithstanding, Subtenant shall pay to Sublandlord as Rent hereunder any and all sums which Sublandlord may be required to pay Landlord arising out of a request by Subtenant for, or use by Subtenant of, additional or over-standard Building services, if any, from Landlord and Sublandlord agrees to cooperate with Subtenant in requesting such additional services. Sublandlord will not consent (i) to a termination of the Original Master Lease that will be effective on or before the earlier of (a) the termination of this Sublease or (b) the Expiration Date (for reasons other than casualty or condemnation), or (ii) to an amendment of the Original Master Lease, in each case where Subtenant’s occupancy of the Subleased Premises or rights and obligations under this Sublease would be adversely affected, without the prior written consent of Subtenant. Sublandlord shall not enter into any subordination, non-disturbance and adornment agreements with a mortgagee with respect to the Subleased Premises other than as is required, under the Original Master Lease (and which includes the non-disturbance protections reserved under Section 30.3 thereof) without Subtenant’s prior written approval, and in all cases, shall provide Subtenant with a copy of any such subordination, non-disturbance and attornment agreements.

6.3 Landlord’s Obligations. Sublandlord hereby grants to Subtenant the right to receive all of the services and benefits with respect to the Subleased Premises which are to be provided by Landlord under the Original Master Lease. Subtenant agrees that Sublandlord shall not be required to perform any of the covenants, agreements, and/or obligations of Landlord under the Original Master Lease and insofar as any of the covenants, agreements and obligations of Sublandlord hereunder are required to be performed under the Original Master Lease by Landlord thereunder, Subtenant acknowledges and agrees that Sublandlord shall be entitled to look to Landlord for such performance. In addition, Sublandlord shall have no obligation to perform any repairs or any other obligation of Landlord under the Original Master Lease. Except to the extent caused by Sublandlord or Sublandlord’s breach of this Sublease or the Original Master Lease, Sublandlord shall not be responsible for any failure or interruption of the services or facilities that may be appurtenant to or supplied at the Building by Landlord or otherwise, including, without limitation, heat, air conditioning, ventilation, life-safety, water, electricity, elevator service and cleaning service, if any; and no failure to furnish, or interruption of, any such services or facilities shall give rise to any (i) abatement, diminution or reduction of Subtenant’s obligations under this Sublease except as otherwise provided herein, or (ii) liability on the part of Sublandlord except to the extent such failure or interruption is caused by Sublandlord or Sublandlord’s breach of this Sublease or the Original Master Lease, except that if Sublandlord receives an abatement of rent from Landlord relating to the Subleased Premises, Subtenant shall receive a corresponding abatement of Rent hereunder. Notwithstanding the foregoing, Sublandlord shall promptly take such action as may be necessary, under the circumstances, to secure such performance upon Subtenant’s request to Sublandlord to do so and shall thereafter diligently prosecute (including taking appropriate legal action) such performance on the part of Landlord. Sublandlord agrees that Subtenant shall have the right to take any action against Landlord in Sublandlord’s name; provided, however, that Subtenant shall indemnify and hold Sublandlord harmless against all liability, loss or damage which Sublandlord may incur or suffer by reason of any such action, and that Subtenant provided to Sublandlord copies of all papers and notices of all proceedings so Sublandlord may be kept informed in respect thereof Sublandlord shall execute any documents reasonably required to permit Subtenant to take any such action in Sublandlord’s name. Sublandlord shall, from and after the date hereof, immediately forward to Subtenant any notices relating to the Subleased Premises received by Sublandlord from Landlord.

7. Original Master Lease and Sublease Terms.

7.1 Subject to Original Master Lease. This Sublease is and shall be at all times subject and subordinate to the Original Master Lease. Subtenant acknowledges that Subtenant has reviewed and is familiar with all of the terms, agreements, covenants and conditions of the Original Master Lease. Additionally, Subtenant’s rights under this Sublease shall be subject to the terms of the Consent During the Term and for all periods subsequent thereto with respect to obligations which have arisen prior to the termination of this Sublease (but after the Commencement Date), Subtenant agrees to perform and comply with, for the benefit of Sublandlord and Landlord, the obligations of Sublandlord under the Original Master Lease which pertain to the Subleased Premises and/or this Sublease, except as expressly stated otherwise herein.

7.2 Representations. Sublandlord represents and warrants to Subtenant that (a) Sublandlord has delivered to Subtenant a full and complete copy of the Original Master Lease and all other agreements between Landlord and Sublandlord relating to the leasing, use, and occupancy of the Subleased Premises, (b) the Original Master Lease is, as of the date hereof, in full force and effect, (c) no Breach has occurred under the Original Master Lease and, to Sublandlord’s knowledge, no event has occurred and is continuing which would constitute a Default but for the requirement of giving notice and/or the expiration of the period of time to cure, (d) to the best of Sublandlord’s knowledge, except as may otherwise be disclosed by or referred to in the Original Master Lease, there are no Hazardous Substances (as such term is defined in the Original Master Lease) in the Subleased Premises or the property on which the Subleased Premises are located which do not comply with applicable laws or the terms of the Original Master Lease and (e) all of Landlord’s Property (as hereinafter defined) is at the Subleased Premises as of the date hereof and shall be at the Subleased Premises as of the Commencement Date. Sublandlord shall indemnify and defend Subtenant and hold Subtenant harmless from all claims, demands, actions, judgments, liabilities, costs, expenses, losses, damages, penalties, fines and obligations of any nature (including reasonable attorneys’ fees and disbursements incurred in the investigation defense or settlement of claims) that arise out of any misrepresentation within the foregoing sentence or that arise out of the presence of Hazardous Substances at or under the Subleased Premises that were introduced by Sublandlord, its agents, employees, contractors or invitees. Notwithstanding anything to the contrary in this Sublease, in no event shall Subtenant be responsible to Sublandlord for Hazardous Substances located at or under the Subleased Premises that were not introduced by Subtenant, its agents, employees, contractors or invitees.

7.3 Incorporation of Terms of Original Master Lease. The terms, conditions and respective obligations of Sublandlord and Subtenant to each other under this Sublease shall be the terms and conditions of the Original Master Lease, and such terms and conditions are hereby incorporated herein by this reference, modified as set forth herein and except for those provisions of the Original Master Lease which are directly contradicted by this Sublease, in which event, as between Sublandlord and Subtenant only, the terms of this Sublease shall control over the terms of the Original Master Lease. Therefore, for the purposes of this Sublease, wherever in the Original Master Lease the word “Lessor” is used it shall be deemed to mean Sublandlord and wherever in the Original Master Lease the word “Lessee” is used it shall be deemed to mean Subtenant. Any non-liability, release, indemnity or hold harmless provision in the Original Master Lease for the benefit of Landlord that is incorporated herein by reference, shall be deemed to inure to the benefit of Sublandlord, Landlord, and any other person intended to be benefited by said provision, for the purpose of incorporation by reference in this Sublease. Any right of Landlord under the Original Master Lease (a) of access or inspection, or (b) in respect of rules and regulations, which is incorporated herein by reference, shall be deemed to inure to the benefit of Sublandlord, Landlord, and any other person intended to be benefited by said provision, for the purpose of incorporation by reference in this Sublease. Notwithstanding anything to the contrary herein, Sublandlord’s right to access or inspect the Subleased Premises shall (i) not materially interfere with Subtenant’s use, occupancy or access to the Subleased Premises, and (ii) be subject to prior reasonable notice to Subtenant (in no event less than twenty-four (24) hours advance notice, except in the case of an emergency). Except where not feasible in case of emergency, Subtenant shall have the right to accompany Sublandlord at all times Sublandlord is in the Subleased Premises and Sublandlord shall comply with Subtenant’s reasonable security requirements.

7.4 Modifications. For the purposes of incorporation herein, the terms of the Original Master Lease are subject to the following additional modifications:

(a) Approvals. In all provisions of the Original Master Lease (under the terms thereof and without regard to modifications thereof for purposes of incorporation into this Sublease) requiring the approval or consent of Landlord, Subtenant shall be required to obtain the approval or consent of both Sublandlord and Landlord. Notwithstanding the foregoing sentence, if and to the extent Landlord consents to removal of any of Landlord’s Property (as hereinafter defined) from the Subleased Premises by Subtenant, Sublandlord shall be deemed to have also given its consent to such removal.

(b) Deliveries. In all provisions of the Original Master Lease requiring Lessee to submit, exhibit to, supply or provide Landlord with evidence, certificates, or any other matter or thing, Subtenant shall be required to submit, exhibit to, supply or provide, as the case may be, the same to both Landlord and Sublandlord.

(c) Damage; Condemnation. Sublandlord shall have no obligation hereunder to restore or rebuild any portion of the Subleased Premises after any destruction or taking by eminent domain. If the Subleased Premises are damaged or destroyed and Landlord exercises any option it may have to terminate the Original Master Lease, if any, all as more particularly described in the Original Master Lease, Sublandlord shall promptly notify Subtenant of such termination and this Sublease shall terminate as of the date of the termination of the Original Master Lease and Subtenant shall have no further obligations accruing thereafter under this Sublease. If the Sublandlord has the option to terminate the Original Master Lease as a result of such damage or destruction and Sublandlord wishes to so terminate the Original Master Lease, Sublandlord may exercise such option, without liability to Subtenant, provided Sublandlord notifies Subtenant of such termination at the same time Sublandlord exercises such termination option. If any portion of the Subleased Premises is condemned by eminent domain, inversely condemned or sold in lieu of condemnation, for any public or a quasi-public use or purpose (“Condemned” or “Condemnation”), and Landlord exercises any option to terminate the Original Master Lease as a result of such condemnation, Sublandlord shall promptly notify Subtenant of such termination and this Sublease shall automatically terminate as of the date of the termination of the Original Master Lease and Subtenant shall have no further obligations accruing thereafter under this Sublease. If the Sublandlord has the option to so terminate the Original Master Lease and Sublandlord wishes to terminate the Original Master Lease, Sublandlord may exercise such option, without liability to Subtenant, provided Sublandlord notifies Subtenant of such termination at the same time Sublandlord exercises such termination option. Notwithstanding anything to the contrary herein, in the event Sublandlord receives and abatement or reduction in rent from Landlord relating to the Subleased Premises due to damage, destruction or Condemnation, Subtenant shall receive a corresponding abatement or reduction of Rent hereunder. In the event Sublandlord has the option to terminate the Original Master Lease due to damage, Subtenant shall have the right to terminate this Sublease within the same time periods, less five (5) days, allocated to Sublandlord under the Original Master Lease.

(d) Insurance. In all provisions of the Original Master Lease requiring Lessee to designate Landlord as an additional or named insured on its insurance policy, Subtenant shall be required to so designate Landlord and Sublandlord on its insurance policy.

(e) Landlord’s Property. Subtenant acknowledges that the property described in Exhibit C of the Original Master Lease (“Landlord’s Property”) is the sole property of Landlord and Sublandlord has no interest therein other than as set forth in the Original Master Lease and that the right to use Landlord’s Property is solely on the terms and conditions contained in the Original Master Lease and that Subtenant shall have no rights beyond those of Sublandlord under the Original Master Lease with respect to the use of Landlord’s Property except to the extent expressly granted by Landlord.

(f) No Option to Extend. Section 52 of the Original Master Lease is expressly excluded from the terms and conditions of this Sublease and shall not be incorporated herein, and Subtenant acknowledges that it has no right to extend the Term of this Sublease beyond the Expiration Date. Sublandlord shall not extend the Term of the Original Master Lease pursuant to its rights set forth in such Section 52 without Subtenant’s consent, which consent may be withheld in Subtenant’s sole discretion.

8. Assignment and Subletting. Subtenant shall not assign this Sublease, or further sublet all or any part of the Subleased Premises except subject to and in compliance with all of the terms and conditions of Article 12 of the Original Master Lease, and Sublandlord (in addition to Landlord) shall have the same approval rights with respect to assignment and subleasing as Landlord has under such Article 12. Subtenant shall pay all fees and costs payable to Landlord pursuant to the Original Master Lease in connection with any proposed assignment, sublease or transfer of the Subleased Premises, together with all of Sublandlord’s reasonable out-of-pocket costs relating to Subtenant’s request for such consent, regardless of whether such consent is granted. If Subtenant assigns this

Sublease or sublets the Subleased Premises for consideration in excess of Subtenant’s Rent payment obligations hereunder, Subtenant shall pay to Sublandlord, immediately upon receipt from any subtenant or assignee of Subtenant’s interest under this Sublease, as additional rent, 100% of any such excess up to an amount whereby Subtenant’s Base Rent and Additional Rent payments hereunder equal Sublandlord’s then rental payments under the Original Master Lease, and thereafter, Subtenant shall pay to Sublandlord, immediately upon receipt from any subtenant or assignee of Subtenant’s interest under this Sublease, as additional rent, 50% of any such excess above Sublandlord’s then rental payments under the Original Master Lease, all less Subtenant’s out of pocket basic marketing expenses incurred specifically and only for market real estate commissions and reasonable legal fees, which legal fees shall not exceed $1,500.00 per transaction. For the avoidance of any doubt, Sublandlord acknowledges and agrees that Subtenant shall have the right to assign this Sublease or sublet all or any part of the Subleased Premises pursuant to the terms and conditions set forth in Section 12 of the Original Master Lease, including but not limited to Section 12.1(c) thereof.

9. Default. Except as expressly set forth herein, as between Subtenant and Sublandlord, Subtenant shall perform all obligations in respect of the Subleased Premises that Sublandlord would be required to perform pursuant to the Original Master Lease. It shall constitute an event of default hereunder if Subtenant fails to perform any obligation hereunder (including, without limitation, the obligation to pay Rent), or any obligation under the Original Master Lease which has been incorporated herein by reference, and, in each instance, Subtenant has not remedied such failure after delivery of any written notice required under this Sublease, if any, and passage of any applicable grace or cure period, if any, provided in the Original Master Lease, less two (2) business days, provided that in no event shall any such period provided in the Original Master Lease be shortened to less than three (3) days. Notwithstanding any contrary implication in the foregoing or as the terms of the Original Master Lease may be incorporated herein, Sublandlord acknowledges that in any event where Sublandlord would be entitled to terminate this Sublease or Subtenant’s right to possession of the Subleased Premises in the event of Subtenant’s failure to timely pay rent or otherwise perform hereunder, Subtenant shall not be guilty of an unlawful detainer of the Subleased Premises unless and until Sublandlord shall have complied with the notice and other applicable requirements set forth in California Code of Civil Procedure Sections 1161 et. seq., including without limitation, the service upon Subtenant of a so-called 3-day notice to pay rent or quit in the event of Subtenant’s failure to timely pay rent as required hereunder.

10. Remedies. In the event of any default hereunder by Subtenant, Sublandlord shall have all remedies provided to the “Landlord” in the Original Master Lease as if a Breach had occurred thereunder and all other rights and remedies otherwise available at law and in equity. Without limiting the generality of the foregoing, Sublandlord may continue this Sublease in effect after Subtenant’s breach and abandonment and recover Rent as it becomes due. Sublandlord may resort to its remedies cumulatively or in the alternative. Notwithstanding anything herein to the contrary, Sublandlord shall use commercially reasonable efforts to mitigate its damages under this Sublease in the event of termination of this Sublease or Subtenant’s right to possession of the Subleased Premises hereunder as a result of a default hereunder by Subtenant.

11. Right to Cure Defaults. If Subtenant fails to perform any of its obligations under this Sublease after expiration of applicable grace or cure periods, if any, then Sublandlord may, but shall not be obligated to, perform any such obligations for Subtenant’s account. All costs and expenses incurred by Sublandlord in performing any such act for the account of Subtenant shall be deemed Rent payable by Subtenant to Sublandlord upon demand, together with interest thereon at the lesser of (i) twelve (12%) per annum or (ii) the maximum rate allowable under law (the “Interest Rate”) from the date of demand to Subtenant until repaid. If Sublandlord undertakes to perform any of Subtenant’s obligations for the account of Subtenant pursuant hereto, the taking of such action shall not constitute a waiver of any of Sublandlord’s remedies.

12. Consents and Approvals. Except as otherwise provided herein, Sublandlord shall not unreasonably withhold, condition or delay its consent to or approval of a matter requiring Sublandlord’s consent hereunder in the event Landlord’s consent is required hereunder. Sublandlord hereby agrees to cooperate with Subtenant in obtaining such consent, including, without limitation, delivering any applicable documentation requested by Landlord.

13. Sublandlord’s Liability. Notwithstanding any other term or provision of this Sublease, the liability of Sublandlord to Subtenant for any default in Sublandlord’s obligations under this Sublease shall be limited to actual, direct damages, and under no circumstances shall Subtenant, its partners, members, shareholders, directors, agents, officers, employees, contractors, subtenants, successors and/or assigns be entitled to recover from Sublandlord (or otherwise be indemnified by Sublandlord) for (a) any losses, costs, claims, causes of action, damages or other liability incurred in connection with a failure of Landlord, its partners, members, shareholders, directors, agents, officers, employees, contractors, successors and/or assigns to perform or cause to be performed Landlord’s obligations under the Original Master Lease except to the extent caused by Sublandlord or Sublandlord’s breach of this Sublease or the Original Master Lease, (b) lost revenues, lost profit or other consequential, special or punitive damages arising in connection with this Sublease for any reason, or (c) any damages or other liability arising from or incurred in connection with the condition of the Subleased Premises or suitability of the Subleased Premises for Subtenant’s intended uses, except to the extent caused by the negligence or willful misconduct of Sublandlord or Sublandlord’s breach of this Sublease or the Original Master Lease. Subtenant shall, however, have the right to seek any injunctive or other equitable remedies as may be available to Subtenant under applicable law. Notwithstanding any other term or provision of this Sublease, the liability of Subtenant to Sublandlord for any default in Subtenant’s obligations under this Sublease shall be limited to actual, direct damages, and under no circumstances shall Sublandlord, its partners, members, shareholders, directors, agents, officers, employees, contractors, subtenants, successors and/or assigns be entitled to recover from Subtenant (or otherwise be indemnified by Subtenant) for lost revenues, lost profit or other consequential, special or punitive damages arising in connection with this Sublease for any reason except in the event of Subtenant’s holdover of the Subleased Premises after the expiration of the term of the Original Master Lease whereby Sublandlord is liable to Landlord for any losses, costs, damages, liabilities or claims relating to such holdover. Notwithstanding any other term or provision of this Sublease, no personal liability shall at any time be asserted or enforceable against Sublandlord’s or Subtenant’s stockholders, directors, officers, or partners on account of any of such party’s respective obligations or actions under this Sublease. As used in this Sublease, the term “Sublandlord” means the holder of the tenant’s interest under the Original Master Lease and “Sublandlord” means the holder of Sublandlord’s interest under this Sublease. In the event of any assignment or transfer of the Sublandlord’s interest under this Sublease, which assignment or transfer may occur at any time during the Term in Sublandlord’s sole discretion, Sublandlord shall be and hereby is entirely relieved of all covenants and obligations of Sublandlord hereunder accruing subsequent to the date of the transfer and it shall be deemed and construed, without further agreement between the parties hereto, that any transferee has assumed and shall carry out all covenants and obligations thereafter to be performed by Sublandlord hereunder, provided that Sublandlord has delivered the Security Deposit to the transferee and the transferee has expressly assumed Sublandlord’s obligations under this Sublease. Sublandlord shall transfer and deliver any then existing Security Deposit to the transferee of Sublandlord’s interest under this Sublease, and thereupon Sublandlord shall be discharged from any further liability with respect thereto.

14. Attorneys’ Fees. If Sublandlord or Subtenant brings an action to enforce the terms hereof or to declare rights hereunder, the prevailing party who recovers substantially all of the damages, equitable relief or other remedy sought in any such action on trial and appeal shall be entitled to receive from the other party its costs associated therewith, including, without limitation, reasonable attorney’s fees and costs from the other party.

15. Delivery of Possession. Subject to the express terms of this Sublease, Sublandlord shall deliver, and Subtenant shall accept, possession of the Subleased Premises in their “AS IS” condition as the Subleased Premises exists on the date hereof, provided that (i) all building systems are in good working order and condition, (ii) the roof of both Buildings shall be delivered in watertight condition, (iii) the mechanical, electrical, plumbing, life safety, roll up doors, walkways, parking lots and driveways for both Buildings shall be in good working condition and operable and (iv) Sublandlord shall have complied with the obligations set forth below in this Section 15. Subtenant reserves the right to inspect the Subleased Premises, grounds and building systems.

Except for correction of latent defects in the operational systems of the Buildings and in other areas where such defects would tend to have a material adverse effect on Subtenant’s operations within the Subleased Premises and for which Sublandlord (and not Landlord) is responsible to maintain and repair under the Original Master Lease, Sublandlord shall have no further obligation than outlined in this Section 15 to furnish, render or supply any work, labor, services, materials, furniture, fixtures, equipment, decorations or other items to make the Subleased Premises ready or suitable for Subtenant’s occupancy; except that Sublandlord will, at Sublandlord’s expense diligently pursue and complete the following activities prior to the Commencement Date:

(a) Remove its personal property (except for those items of personal property and trade fixtures listed on Schedule 1 attached hereto, which items shall be deemed conveyed to Subtenant as of the Commencement Date in their as-is condition without warranty of any kind other than as to title) and deliver the Buildings broom clean. All building systems and improvements and all of Landlord’s Property, including support systems (including but not limited to CDA, Deionized Water and AWN) shall be left in place for Subtenant’s use at no additional cost for the duration of the Sublease, and Subtenant shall maintain same during the Term and surrender same upon the Expiration Date as provided in the Original Master Lease to the extent required by Landlord, but Subtenant shall have no obligation under this Sublease to remove such items and Sublandlord shall be solely responsible for any such removal. Notwithstanding anything to the contrary herein, at the expiration of the Term of this Sublease Subtenant shall not be required under this Sublease to remove from the Subleased Premises any improvements, additions or alterations installed by or on behalf of Subtenant except to the extent required by Landlord pursuant to the Original Master Lease.

(b) Complete facility closure requirements and any required corrective action in compliance with applicable legal requirements.

(c) Provide access to such documentation as it has available with respect to the Subleased Premises and any installations, systems, etc.

(d) As Sublandlord elects, terminate any contracts or agreements with any third party relating to the Subleased Premises unless such contracts or agreements are to be transferred to Subtenant (as mutually agreed upon between Subtenant and Sublandlord), or protect, save, indemnify and hold harmless Subtenant from any loss, cost, damage, liability or claim arising therefrom relating to such contracts or agreements not transferred to Subtenant.

In making and executing this Sublease, Subtenant has relied solely on such investigations, examinations and inspections as Subtenant has chosen to make or has made and has not relied on any representation or warranty concerning the Subleased Premises or the Buildings, except as expressly set forth in this Sublease. Subtenant acknowledges that Sublandlord has afforded Subtenant the opportunity for full and complete investigations, examinations and inspections of the Subleased Premises and the common areas of the Buildings. Notwithstanding anything to the contrary herein, Subtenant shall have a period of ninety (90) days following the Commencement Date in which to identify latent defects in the operational systems of the Buildings and in other areas where such defects would tend to have a material adverse effect on Subtenant’s operations within the Subleased Premises and for which Sublandlord (and not Landlord) is responsible to maintain and repair under the Original Master Lease, and Sublandlord shall promptly repair any such latent defects in a good and workmanlike manner following notification thereof by Subtenant. Subtenant acknowledges that it is not authorized to make or do any alterations or improvements in or to the Subleased Premises except as permitted by the provisions of this Sublease and the Original Master Lease.

15.1 Subtenant’s Improvements.

(a) Generally. The parties hereto intend that Subtenant will construct certain improvements within all of the Subleased Premises, so as to fully build out the Subleased Premises (“Subtenant Improvements”). All Subtenant Improvements shall be carried out in accordance with the Original Master Lease. In connection therewith, Subtenant will design all Subtenant Improvements so as to conform with the requirements to the Original Master Lease. Sublandlord will have the right to approve the plans and specifications for any proposed Subtenant

Improvements, as well as any contractors whom Subtenant proposes to retain to perform such work, which approvals shall not be unreasonably withheld, conditioned or delayed. Sublandlord shall respond to any request by Subtenant to make any Subtenant Improvements within seven (7) business days (and for purposes of these sections relating to Subtenant’s improvements and alterations, “business days” shall not include any days in which Sub landlord or its operating parent company is not open for normal business) after receipt from Subtenant of such request for consent and, a complete submittal permitting review. If Sublandlord shall fail to so respond within such seven (7) business day period, Sublandlord shall be deemed to have given its approval to the plans and specification supplied by Subtenant Subtenant will submit all such information for Sublandlord’s review and written approval prior to commencement of any such work. Additionally, Subtenant acknowledges and agrees that Landlord will have the right to review and approve all plans for Subtenant Improvements in accordance with the provisions of the Original Master Lease, and while Sublandlord will reasonably assist Subtenant in the procurement of such approval, Subtenant will use diligent efforts to provide Landlord with all information requested by Landlord in an effort to assist Landlord in evaluating and approving the Subtenant Improvements. Promptly following the completion of any Subtenant Improvements or subsequent alterations or additions by or on behalf of Subtenant and upon request by Sublandlord therefor, Subtenant will deliver to Sublandlord a reproducible copy of “as built” drawings of such work together with a CAD file of the “as-built” drawings in the then-current version of AutoCad. All future alterations to the Subleased Premises by Subtenant shall comply with the terms of Section 7 of the Original Master Lease as incorporated herein.

15.2 Code-Required Work. If the performance of any Subtenant Improvements or other work by Subtenant within the Subleased Premises “triggers” a requirement for code-related upgrades to or improvements of any portion of the Subleased Premises, Subtenant shall be responsible for the cost of such code-required upgrade or improvements to the Subleased Premises. Sublandlord will transfer to the Subtenant, to the extent assignable, any warranties or service contracts on systems in the Subleased Premises that the Subtenant is responsible to maintain during the Term.

15.3 Alterations: Subject to the provisions of the Original Master Lease, Subtenant shall be entitled to perform alterations or improvements to the Subleased Premises during the Term without Sublandlord’s prior approval (which shall not be unreasonably withheld, conditioned or delayed), except as follows: (i) where the alterations/improvements materially affect the Buildings’ mechanical, electrical, plumbing or life safety systems, and/or: (ii) where the alterations/improvements affect the structural components of the Buildings; and (iii) any alteration exceeding Fifty Thousand Dollars $50,000.00 per item and/or One Hundred Fifty Thousand Dollars ($150,000.00) in the aggregate. In the event Sublandlord’s approval for any alterations or improvements is required hereunder, Sublandlord shall respond to any request by Subtenant to make any such alterations or improvements within seven (7) business days after receipt from Subtenant of such request for consent and a complete submittal permitting review. If Sublandlord shall fail to so respond within such seven (7) business day period, Sublandlord shall be deemed to have given its approval to the plans and specification supplied by Subtenant.

All installed improvements must conform to current building codes and be permitted by the City of Fremont municipal building department (as required by current building laws and codes).

16. Holding Over. Subtenant shall have no rights to holdover occupancy of the Subleased Premises after the Expiration Date or earlier termination of this Sublease. If Subtenant fails to surrender the Subleased Premises at the expiration or earlier termination of this Sublease, occupancy of the Subleased Premises after the termination or expiration shall be that of a tenancy at sufferance, and Subtenant shall be liable to Sublandlord for all loss, cost, expense, damage, liability and claims therefore arising from or connected with Subtenant’s unauthorized holdover in the Subleased Premises (the “Holdover Liabilities”) and Subtenant shall protect, save, defend, indemnify and hold harmless Sublandlord from and against such Holdover Liabilities. Alternatively, Sublandlord may elect in its sole discretion to treat Subtenant’s occupancy of the Subleased Premises during the holdover as a tenancy at will subject to all the terms and provisions of this Sublease and Subtenant shall pay an amount equal to 150% of the sum of the Base Rent and Additional Rent payable by Sublandlord under the Original Master Lease for the period of such holdover. No holdover by Subtenant or payment by Subtenant after the expiration or early termination of this Sublease shall be construed to extend the Term or prevent Sublandlord from immediate recovery of possession of the Subleased Premises by summary proceedings or otherwise. The parties acknowledge and agree that Subtenant shall not be required to surrender and vacate the Subleased Premises if Subtenant enters into a direct lease with Landlord for the Subleased Premises for a term beginning upon the expiration of the Sublease.

17. Parking. During the Term Subtenant shall be permitted to use all of the unreserved parking spaces allocated to Sublandlord in the Original Master Lease (believed to be approximately three hundred seventy-five (375) spaces) in accordance with and subject to the terms of the Original Master Lease. Notwithstanding anything to the contrary herein, Subtenant shall be entitled to all of the rights relating to parking areas and spaces (reserved and unreserved) allocated to Sublandlord under the Original Master Lease upon the same terms and conditions thereunder.

18. Notices: Any notice by either party to the other required, permitted or provided for herein shall be valid only if in writing and shall be deemed to be duly given only if (a) delivered personally, or (b) sent by means of Federal Express, UPS Next Day Air or another reputable express mail delivery service guaranteeing next day delivery, or (c) sent by United States Certified or registered mail, return receipt requested, addressed: (i) if to Sublandlord, at the following addresses:

Seagate Technology (US) Holdings, Inc.

Mailstop SV02/P11

900 Disc Drive

Scotts Valley, California 95066

Attn: Corporate Real Estate Manager

with a copy to:

Seagate Technology LLC Mailstop

920 Disc Drive

Building 3

Scotts Valley California 95066

Attn: Legal Department

and (ii) if to Subtenant, at the following address:

Solyndra, Inc.

3260 Scott Boulevard

Santa Clara, Inc.

Attn: Jonathan Michael

or at such other address for either party as that party may designate by notice to the other. A notice shall be deemed given and effective, if delivered personally, upon hand delivery thereof (unless such delivery takes place after hours or on a holiday or weekend, in which event the notice shall be deemed given on the next succeeding business day), if sent via overnight courier, on the business day next succeeding delivery to the courier, and if mailed by United States certified or registered mail, three (3) business days following such mailing in accordance with this Section.

19. Signage. Subject to procuring the prior written approval of Landlord if so required under the Original Master Lease, Subtenant shall have the right to install signage upon and in the Subleased Premises, at Subtenant’s cost. All such signage shall also be subject to the prior approval of the City of Fremont where applicable. All costs of maintenance of any such signage shall be borne exclusively by Subtenant. On or before the Expiration Date, Subtenant, at Subtenant’s sole cost and expense, will cause all such signage to be removed to the extent required by Landlord and all damage caused by the installation or removal of such signage shall be repaired to Landlord’s satisfaction by Subtenant at Subtenant’s sole cost and expense. Notwithstanding anything to the contrary herein, Subtenant shall be entitled all of the signage rights allocated to Sublandlord under the Original Master Lease upon the same terms and conditions thereunder.

20. Brokers. Colliers International is an international brokerage firm representing a variety of clients. Depending on the circumstances, Colliers International may represent both the Sublandlord and the Subtenant in a transaction. Dual agency is not illegal however it requires disclosure by the agent and consent of the Sublandlord and Subtenant on a case by case basis. Subtenant represents that it has dealt directly with and only with Colliers International (“Subtenant’s Broker”), as a broker in connection with this Sublease. Sublandlord represents that it has dealt directly with and only with Jones Lang LaSalle (“JLL”)/Colliers International (“Sublandlord’s Broker”), as a broker in connection with this Sublease. Because listing agent(s) for Sublandlord and the specific agents representing Subtenant operate as agents under Colliers International, a dual agency is in effect created. Such dual agency is hereby understood by all parties to this transaction and conducted with the agreement of Sublandlord and Subtenant. Sublandlord and Subtenant shall indemnify and hold each other harmless from all claims of any brokers other than Subtenant’s Broker and Sublandlord’s Broker claiming to have represented Sublandlord or Subtenant in connection with this Sublease. Subtenant and Sublandlord agree that Subtenant’s Broker and Sublandlord’s Broker shall be paid commissions by Sublandlord in connection with this Sublease pursuant to a separate agreement. The parties hereto agree that no other brokers or finders have been involved in the transaction described in this Sublease and the parties hereby agree that in the event any other broker, salesperson or other person makes any claim for any commission or finder’s fee based upon the sublease to Subtenant of the Subleased Premises or any other items or interests contemplated by this Sublease, the parties through whom said broker, salesperson or other person makes its claim shall protect, save, defend, indemnify and hold harmless the other party from said claim and all liabilities, costs and expenses relating thereto, including reasonable attorneys’ fees, which may be incurred by such other party in connection with such claim.

21. Complete Agreement. There are no representations, warranties, agreements, arrangements or understandings, oral or written, between the parties or their representatives relating to the subject matter of this Sublease which are not fully expressed in this Sublease. This Sublease cannot be changed or terminated nor may any of its provisions be waived orally or in any manner other than by a written agreement executed by both parties.

22. Interpretation. Irrespective of the place of execution or performance, this Sublease shall be governed by and construed in accordance with the laws of the State of California. If any provision of this Sublease or the application thereof to any person or circumstance shall, for any reason and to any extent, be invalid or unenforceable, the remainder of this Sublease and the application of that provision to other persons or circumstances shall not be affected but rather shall be enforced to the extent permitted by law. The table of contents, captions, headings and titles, if any, in this Sublease are solely for convenience of reference and shall not affect its interpretation. This Sublease shall be construed without regard to any presumption or other rule requiring construction against the party causing this Sublease or any part thereof to be drafted. If any words or phrases in this Sublease shall have been stricken out or otherwise eliminated, whether or not any other words or phrases have been added, this Sublease shall be construed as if the words or phrases so stricken out or otherwise eliminated were never included in this Sublease and no implication or inference shall be drawn from the fact that said words or phrases were so stricken out or otherwise eliminated. Each covenant, agreement, obligation or other provision of this Sublease shall be deemed and construed as a separate and independent covenant of the party bound by, undertaking or making same, not dependent on any other provision of this Sublease unless otherwise expressly provided. All terms and words used in this Sublease, regardless of the number or gender in which they are used, shall be deemed to include any other number and any other gender as the context may require. The word “person” as used in this Sublease shall mean a natural person or persons, a partnership, a corporation or any other form of business or legal association or entity. All capitalized words used herein shall have the meaning given each herein or, if not so defined, the meaning set forth in the Original Master Lease.

23. Counterparts. This Sublease may be executed in separate counterparts, each of which shall constitute an original and all of which together shall constitute one and the same instrument. This Sublease shall be fully executed when each party whose signature is required has signed and delivered to each of the parties at least one counterpart, even though no single counterpart contains the signatures of all parties hereto.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto hereby execute this Sublease as of the day and year first above written.

SUBLANDLORD: SEAGATE TECHNOLOGY (US) HOLDINGS, INC., a Delaware corporation

By:	/s/ Patrick J. O’Malley

Print Name:	Patrick J. O’Malley

Title:	SVP Finance & Treasurer

SUBTENANT: SOLYNDRA, INC., a Delaware corporation

By:	/s/ Ben Bierman

Print Name:	Ben Bierman

Title:	VP OPS

EXHIBIT A-1

47700 Kato Road

[See Attached]

A.L.T.A./A.C.S.M. LAND TITLE
OF
47700 KATO ROAD / 1055 PAGE AVENUE
FOR
GLOBAL KATO HG, LLC.

FREMONT, CALIFORNIA

KIER & WRIGHT
CIVIL ENGINEERS & SURVEYORS, INC.

A.L.T.A./A.C.S.M. LAND TITLE

OF

47700 KATO ROAD / 1055 PACE AVENUE

FOR

GLOBAL KATO HG, LLC.

FREMONT, CALIFORNIA

KIER & WRIGHT CIVIL ENGINEERS & SURVEYORS, INC.

EXHIBIT A-2

1055 Page Avenue

[See Attached]

PACE AVENUE (84' R.O.W.) (PUBLIC)
KATO ROAD

A.L.T.A./A.C.S.M. LAND TITLE
OF
47700 KATO ROAD / 1655 PACE AVENUE
FOR
GLOBAL KATO HC, LLC.

FREMONT, CALIFORNIA

KIER & WRIGHT
CIVIL ENGINEERS & SURVEYORS, INC.

A.L.T.A./A.C.S.M. LAND TITLE

OF

47760 KATO ROAD / 1055 PAGE AVENUE

FOR

GLOBAL KATO HG, LLC.

FREMONT, CALIFORNIA

EXHIBIT B

Commencement Agreement

Date

Subtenant	Solyndra, Inc.
Address

Re:	Commencement Letter with respect to that certain Sublease dated as of the day of , 2007, by and between SEAGATE TECHNOLOGY (US) HOLDINGS, INC, a Delaware corporation, as Sublandlord, and SOLYNDRA, INC., a Delaware corporation, as Subtenant, for 183,050 rentable square feet comprised of (i) approximately 124,010 rentable square feet of space in the Building at 47700 Kato Road (the “Kato Space”), and (ii) approximately 59,040 rentable square feet of space located in the Building at 1055 Page Avenue (the “Page Space”) (the Kato Space and the Page Space being collectively referred to herein as the “Subleased Premises”), which such square footage is set forth in Section 12 of the Original Master Lease.

Dear _________________________:

In accordance with the terms and conditions of the above referenced Sublease, Subtenant accepts possession of the Subleased Premises and agrees:

1.	The Commencement Date is______________________;

2.	The Expiration Date is September 29, 2011.

Please acknowledge your acceptance of possession and agreement to the terms set forth above by signing all 3 counterparts of this Commencement Letter in the space provided and returning 2 fully executed counterparts to my attention.

Sincerely,

_________________________

Authorized Signatory

Agreed and Accepted:

Subtenant SOLYNDRA, INC.
By:
Name:
Title:
Date:

SCHEDULE 1

	1055 Page	47700 Kato First Floor	47700 Kato 2nd Floor	Total
Office Desks	11	9	10	30
Office L Desks	12	2	6	20
Credenzas	7	5	7	19
Round tables	10	3	3	16
Book shelves	20	3	10	33
Desk Chairs	6	12	65	83
Visitor Chairs	11	20	35	66
Conference Chairs	8	15	50	73
File Cabinets	16	20	7	43
L Work Surface	0	8	0	8
Metro Shelves	10	0	0	10
Lockers	25	120	0	145

SCHEDULE “2”

General Scope of Initial Solyndra Alterations and/or Utility Installations

Subject to all of the provisions of the Lease, the scope of the initial Alterations and/or Utility Installations that it is anticipated that Solyndra will construct and/or install in, on, or at the Premises may include all of the following; provided, however, that the location and the manner in which any of the following items shall be constructed and/or installed shall be subject to the prior approval of Lessor in accordance with the Lease.

47700 Kato Road:

[***]

1055 Page Avenue:

[***]

*** Information has been omitted pursuant to a request for confidential treatment which has been filed separately with the Securities and Exchange Commission.

.

1

SCHEDULE “3”

Completed Environmental Questionnaire

[attached]

EXHIBIT “C”

ENVIRONMENTAL QUESTIONNAIRE

This questionnaire is designed to solicit information regarding your proposed use, generation, treatment, storage, transfer or disposal of Hazardous Materials (as defined in the Lease). Please complete the questionnaire and return it to              for evaluation. If your use of materials or substances, or generation of wastes is considered to be significant, further information may be requested regarding your plans for hazardous and toxic materials management. Your cooperation in this matter is appreciated. If you have any questions, do not hesitate to call us for assistance.

Property Address:                        47700 Kato Road & 1055 Page Avenue, Fremont, CA

Lessee:                                           Solyndra, Inc.

Description of Use of Property: The Premises shall be used for the manufacture, production, storage and distribution of solar panels and other related uses permitted under the Applicable Requirements (as defined in the Lease), including general office use.

PLEASE ANSWER THE FOLLOWING QUESTIONS ACCURATELY AND FULLY, ATTACHING ADDITIONAL PAGES IF NECESSARY.

1.	Will any of the following chemicals, petroleum products or Hazardous Materials be made, used, placed, or stored in, on, at or upon the Premises by Lessee or any affiliate thereof in quantities greater than the minimum quantity listed in column (1) below? If yes, please mark column(s) (2), (3), and/or (4) as applicable.

Categories of Chemicals	(1) Minimum Quantity	(2) Made	(3) Used	(4) Placed	(5) Stored
Solvents, Degreasers	1 Gallon	[***]
Paint Thinners/Remover	1 Gallon
Paint	5 Gallons
Oil (New)	5 Gallons
Gasoline	1 Gallon
Antifreeze	5 Gallons
Other Automotive Fluids	1 Gallon
Diesel Fuel	5 Gallons
Heavy (Toxic) Metal Containing Compounds	1 Pound
Liquid Plastics/Activators	1 Gallon
Flammable Gases	20 Cu Ft
Toxic Gases	20 Cu Ft
Acids	1 G1/5 Lb
Bases (soda, ash, lye, etc.)	1 G1/5 Lb
Other Flammable Materials	I GI/5 Lb
Other Corrosive Materials	1 G1/5 Lb
Other Toxic Materials	1 G1/5 Lb
Other Reactive Materials	1 G1/5 Lb
Liquid Hazardous Waste	1 Gallon
Solid Hazardous Waste	1 Pound

*** Information has been omitted pursuant to a request for confidential treatment which has been filed separately with the Securities and Exchange Commission.

	Yes	No
1.1 If required for the operations of Lessee or any affiliate thereof at the Premises, please provide Lessor a copy of your Hazardous Material Business Management Plan (HMBP). [***]	[***]

1.2 Do the operations of Lessee or any Affiliate thereof at the Premises require H-occupancy storage or other special construction? If yes, please explain:	[***]

2. Will any of the following structures be used by Lessee (or any affiliate thereof) at, in, on, upon or beneath the Premises? If yes, describe the contents of each.	[***]

[***]
[***]	[***]

2.1 Please describe plans for secondary containment and leak monitoring at the Premises. [***]	[***]

3.      Will any Hazardous Wastes or liquid wastes be generated by on-site operations of Lessee (or any affiliate thereof) at, in, on or upon the Premises or brought on to the Premises by of Lessee (or any affiliate thereof) at, in, on or upon the Premises?

[***]

If yes, complete the following: 3.1 Identify each such hazardous waste or liquid waste. [***]	[***]

3.2 Describe onsite storage, including secondary containment, and/or treatment. [***]	[***]

3.3 Describe the plans of Lessee or any affiliate thereof for disposal of Hazardous Wastes or liquid waste including off-site disposal. [***]	[***]

*** Information has been omitted pursuant to a request for confidential treatment which has been filed separately with the Securities and Exchange Commission.

3.4 Is any treatment or processing of hazardous wastes to be conducted at the Premises? If the answer is “yes,” please describe proposed treatment/processing methods:	[***]
[***]

3.5    Which agencies are responsible for monitoring and evaluating compliance with respect to the storage and disposal of hazardous materials or wastes at or from the Premises?

(Pleaselist all agencies):

[***]
[***]

4       Will operations at the Premises result in any wastewater discharges to locations other than the sewer (including storm drain)?

If yes, describe each wastewater stream and plans for handling wastewater discharges:

[***]

4.1    Has Lessee (or any affiliate thereof) performed any testing or analysis of wastewater discharges or other wastewater effluent from the Premises? If yes, attach the results of any such testing or analysis.

[***]

4.2 Will operations of Lessee (or any affiliate thereof) at, in, on or upon the Premises require any storm water discharge permits? If yes, describe:	[***]
[***]

4.3    Will operations of Lessee (or any affiliate thereof) at, in, on or upon the Premises require any discharge permit; licenses or plan approvals from the City or County Sanitation District or authority any of the following agencies? If yes, describe:

[***]
[***]

5       Will activities of Lessee (or any affiliate thereof) at, in, on or upon the Premises require warnings to be given to workers or visitors on the Leased Premises or the surrounding community? If yes, please describe how you will provide such communications or warnings.

[***]
[***]

6. Will operations of Lessee (or any affiliate thereof) at, in, on or upon the Premises result in any air emissions (including dust)? If yes, describe: [***]	[***]

6.1 Will permits from the applicable Air Quality Management District be required?	[***]

7. Will operations of Lessee (or any affiliate thereof) at, in, on or upon the Premises result in air emissions which include hazardous or toxic air pollutants?	[***]

7.1 If yes, will any public notice or disclosure be required?	[***]

8. Will operations be subject to Risk Management & Preview Planning requirements or other risk reduction requirements?	[***]

9.      Will the operations of Lessee (or any affiliate thereof) at, in, on or upon the Premises involve any on-site vehicle or equipment maintenance, repair or cleaning, including but not limited to oil changes, oil filter changes, brake pad replacement, battery changes, radiator flushing, radiator fluid replacement, and equipment, and equipment wash down and cleaning? If yes, describe all such maintenance.

[***]

*** Information has been omitted pursuant to a request for confidential treatment which has been filed separately with the Securities and Exchange Commission.

9.1 Will these on-site vehicles or equipment use batteries? If yes, describe battery storage method:	[***]

10.    Is (or will there be) any electrical transformer or other equipment containing polychlorinated biphenyls located at the Premises? If the answer is “yes,” please specify the size, number and location (or proposed location):

[***]

11. Will the operations of Lessee (or any affiliate thereof) at, in, on or upon the Premises include a machine shop? If yes, describe all operation:	[***]
[***]

12. Will the operations of Lessee (or any affiliate thereof) at, in, on or upon the Premises include any metal plating or metal fabrication? If yes, describe:	[***]

13. Will the operations of Lessee (or any affiliate thereof) at, in, on upon the Premises include the use of solvents? If yes, describe:	[***]
[***]

14.    Have there been any agency enforcement actions regarding Lessee (or any affiliate thereof), or any existing Lessee’s (or any affiliates) facilities, or any administrative decrees past, pending or outstanding orders or consent with respect to Lessee or any affiliate thereof?

If the answer is “yes,” has there been any continuing compliance obligations imposed on Lessee or its affiliates as a result of the decrees or orders? If yes describe:

[***]

15. Has Lessee (or any affiliate thereof) ever received a notice of violation or notice to comply from any environmental regulatory agency within the past five years? If yes, describe:	[***]

16. Does your company carry environmental impairment insurance? If the answer is “yes,” what is the name of the carrier and what are the effective periods and monetary limits of such coverage?	[***]

17. Will the proposed use of the Premises by Lessee (or any affiliate thereof) require the filing of any environmental reports or other documents to any agencies?	[***]

18.    Will the operations of Lessee (or any affiliate thereof) at the Premises require any discharge permits, licenses or plan approvals from any of the following agencies:

a.      U.S. Environmental Protection Agency

b.      State or Regional Water Quality Control Board

c.      State Department of Health Services

d.      U.S. Nuclear Regulatory committee

e.      City or County Fire Department

f.       Other Governmental Agencies

If the answer to any of the above is “yes”, please indicate permit or license numbers, issuing agency, and expiration date or renewal date, if applicable. Examples of permits to be issued include:

[***]
[***]

*** Information has been omitted pursuant to a request for confidential treatment which has been filed separately with the Securities and Exchange Commission.

19. Attach copies of all Material Safety Data Sheets (“MSDS”) for all chemicals Lessee (or any affiliate thereof) intends to use, store, or handle in, on, at or upon the Premises. See attached	[***]

20.    Please provide the Lessor with the Emergency Response Plan and any contingency or emergency plans with respect to possible accidental releases of Hazardous Materials in, on, at, under, upon or from the Premises for Lessee (or any affiliate thereof).

[***]

[***]

21.    (Ongoing Activities, Applicable to Lessee’s in Possession.) Has any hazardous material, substance or waste spilled, leaked, discharged, leached, escaped or otherwise been released into the environment at the Premises? Not Applicable

If the answer is “yes,” please describe including (i) the date and duration of each such release, (ii) the material, substance or waste released, (iii) the extent of the spread of such release into or onto the air, soil and/or water, (iv) any action to clean up the release, (v) any reports or notifications made of filed with any federal, state, or local agency, or any quasi-governmental agency (please provide copies of such reports or notifications) and (vi) describe any legal, administrative or other action taken by any of the foregoing agencies or by any other person as a result of the release:

[***]

22.	Identify the name, title and qualifications/experience of person responsible for Lessee’s environmental, health and safety program:

Name: Shahzad Mahmud

Title: Director of Facilities

Qualifications/experience:

•	Over 30 years of experience and expertise in facilities plant management and equipment maintenance

•

For over 20 years Shahzad Mahmud has been a Senior Director of Facilities at various companies located throughout the San Jose metropolitan area including companies located in Fremont. Mr. Mahmud has managed Environmental Health & Safety Departments that are responsible for regulatory reporting and compliance related issues.

•	Resume is available on request.

23.	Name and telephone number of person to contact for additional information:

Name: Shahzad Mahmud

Title: Director of Facilities

Telephone Number: [408-844-8740 x 378]

*** Information has been omitted pursuant to a request for confidential treatment which has been filed separately with the Securities and Exchange Commission.

24.	Please provide any additional relevant information/comments concerning Lessee’s environmental compliance program and environmental compliance history:

The undersigned hereby certifies that, to his or her knowledge, the information above is correct and complete and that he or she is duly authorized to execute this document

Name of Lessee

Name:
Title:
Date:

SCHEDULE “4”

Revised Exhibit C to Lease – Lessor’s Property

[***]

*** Information has been omitted pursuant to a request for confidential treatment which has been filed separately with the Securities and Exchange Commission.

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TENANT ESTOPPEL CERTIFICATE

January 25, 2007

To:	Global Kato HG, LLC
c/o Digital Realty Trust
560 Mission Street, Suite 2900
San Francisco, CA, NY 94105

Re:	Industrial Lease (“Lease”) dated September 16, 2003, by and between Global Kato HG, LLC, a California limited liability company “Lessor”) and Seagate Technology (US) Holdings, Inc., a Delaware corporation (“Existing Lessee”), as successor-in-interest to Maxtor Corporation, a Delaware corporation (“Prior Lessee”).

On or about May 19, 2006, Prior Lessee became affiliated with and is now a wholly owned subsidiary of Lessee and may hereafter be merged into Lessee. Pursuant to that certain Assignment and Assumption of Lease and Landlord Consent (the “Assignment”) dated as of December 1, 2006 by and between Prior Lessee, Lessee and Lessor, Prior Lessee has assigned all of its right, title and interest in, to and with respect to the Lease to Lessee, Lessee, has assumed all of Prior Lessee’s rights and obligations under the Lease, and Lessor consented to the above described assignment and assumption.

Each of Lessee and Prior Lessee understands that Lessor intends to enter into a lease (the “Future Lease”) for the Premises (terms in initial capitals used in this Certificate (defined below) shall have the meanings provided for such terms in the Lease) with to Solyndra, Inc, a Delaware corporation (“Solyndra”) for a term that shall commence upon expiration of the Term of the Lease. Each of Lessee and Prior Lessee acknowledges that this estoppel certificate (the “Certificate”) may be relied upon by Lessor and Solyndra in connection with the Future Lease.

Each of Lessee and Prior Lessee hereby certifies (as of the date hereof) to Lessor and Solyndra as follows:

1.	Pursuant to the Assignment, Prior Lessee has assigned to Lessee all of its right, title and interest in, to and with respect to the Lease and Lessee has assumed from Prior Lessee, all of its rights and obligations under the Lease.

2.	Pursuant to the Lease, Lessee currently leases from Lessor that certain Premises more particularly described in the Lease.

3.	All of the conditions to the effectiveness of the Lease that are required under the Lease to be satisfied by the Lessor have been satisfied. The Lease is in full force and effect and has not been modified, supplemented or amended, except as set forth above (and except as may be contemplated in connection with the Sublease). The Lease represents the entire agreement between Lessor and Lessee with respect to Lessee’s right to use and occupy the Premises.

4.	To the knowledge of Lessee, there currently exists (a) no breach or default by Lessor under the Lease and (b) no events or conditions existing which, with or without notice or the lapse of time, or both, could constitute a breach or default by Lessor under the Lease. To the knowledge of Prior Lessee, there currently exists (i) no breach or default by Lessor under the Lease and (ii) no events or conditions existing which, with or without notice or the lapse of time, or both, could constitute a breach or default by Lessor under the Lease.

5.	To the knowledge of Lessee, other than the Known Hazardous Substances, as of the date hereof, there exist no Hazardous Substances in, on under or about the Premises. To the knowledge of Prior Lessee, other than the Known Hazardous Substances, as of the date hereof there exist no Hazardous Substances in, on under or about the Premises.

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The undersigned individuals certifies that he or she is duly authorized to sign and deliver this Certificate on behalf of Lessee or Prior Lessee, as the case may be.

PRIOR LESSEE:

MAXTOR CORPORATION

a Delaware corporation

By:	/s/ Patrick J. O’Malley

Print Name:	Patrick J. O’Malley
Title:	SVP Finance & Treasurer

LESSEE:

SEAGATE TECHNOLOGY (US) HOLDINGS, INC.

a Delaware corporation

By:	/s/ Patrick J. O’Malley

Print Name:	Patrick J. O’Malley
Title:	SVP Finance & Treasurer

Signature Page

Tenant Estoppel Certificate

2

LESSOR ESTOPPEL CERTIFICATE

January 24, 2007

To:	Seagate Technology (US) Holdings,
900 Disc Drive
Mailstop SV02/P11
Scotts Valley, California 95066

Re:	Industrial Lease (“Lease”) dated September 16, 2003, by and between Global Kato HG, LLC, a California limited liability company, (“Lessor”) and Seagate Technology (US) Holdings, Inc., a Delaware corporation (“Lessee”), as successor-in-interest to Maxtor Corporation, a Delaware corporation (“Prior Lessee”).

On or about May 19, 2006, Prior Lessee became affiliated with and is now a wholly owned subsidiary of Lessee and may hereafter be merged into Lessee. Pursuant to that certain Assignment and Assumption of Lease and Landlord Consent (the “Assignment”) dated as of December 1, 2006 by and between Prior Lessee, Lessee and Lessor, Prior Lessee has assigned all of its right, title and interest in, to and with respect to the Lease to Lessee, Lessee, has assumed all of Prior Lessee’s rights and obligations under the Lease, and Lessor consented to the above described assignment and assumption.

Lessor understands that Lessee intends to sublease (the “Sublease”) the Premises (terms in initial capitals used in this Certificate (defined below) shall have the meanings provided for such terms in the Lease) to Solyndra, Inc, a Delaware corporation (“Sublessee”). Lessor acknowledges that this estoppel certificate (the “Certificate”) may be relied upon by Sublessee in connection with the Sublease.

Lessor certifies (as of the date hereof) to Sublessee as follows:

1.	Pursuant to the Assignment, Lessor has consented to the assignment by Prior Lessee of all of its right, title and interest in, to and with respect to the Lease to Lessee and the assumption by Lessee of all of Prior Lessee’s rights and obligations under the Lease.

2.	Pursuant to the Lease, Lessee currently leases from Lessor that certain Premises more particularly described in the Lease.

3.	All of the conditions to the effectiveness of the Lease that are required under the Lease to be satisfied by the Lessee have been satisfied. The Lease is in full force and effect and has not been modified, supplemented or amended, except as set forth above (and except as may be contemplated in connection with the Sublease). The Lease represents the entire agreement between Lessor and Lessee with respect to Lessee’s right to use and occupy the Premises.

4.	To the Actual Knowledge of Lessor (defined below), there currently exists (a) no Breach by Lessee under the Lease and (b) no events or conditions existing which, with or without notice or the lapse of time, or both, could constitute a Breach by Lessee under the Lease. As used in this Certificate, the “Actual Knowledge of Lessor” means the actual knowledge of Danny Lane as of the date hereof with no duty of inquiry or investigation.

5.	To the Actual Knowledge of Lessor, other than the Known Hazardous Substances, as of the date hereof, there exist no Hazardous Substances in, on under or about the Premises.

1

The undersigned individual certifies that he or she is duly authorized to sign and deliver this Certificate on behalf of Lessor.

GLOBAL KATO HG, LLC

a California limited liability company

By:	DIGITAL REALTY TRUST, L.P. a Maryland limited partnership, its manager

	By:	DIGITAL REALTY TRUST, INC., a Maryland corporation, its general partner

		By:	/s/ James R. Trout
James R. Trout
Senior Vice President

Signature Page

47700 Kato Road

Lessor’s Estoppel Certificate

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